Exhibit 10.2

OVASCIENCE, INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of August 13, 2012, by and among OvaScience, Inc., a Delaware corporation (the “Company”) and each person listed on Exhibit A attached hereto (collectively, the “Investors” and each individually, an “Investor”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 8(q) herein.

BACKGROUND

The Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, up to an aggregate of 1,181,818 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), upon the terms and conditions set forth in those certain Subscription Agreements, dated of even date herewith, by and between the Company and the Investors (each, a “Subscription Agreement”).  In addition, the Investors have agreed, pursuant to the terms of the Subscription Agreements, that certain of the PIPE Registrable Shares will be subject to lock-up provisions as set forth in the Subscription Agreements (such shares, while subject to such lock-up provisions, the “Locked-Up Shares”).

AGREEMENT

1.  Shelf Registration.  So long as any PIPE Registrable Shares are outstanding, the Company shall take the following actions:

(a)  The Company shall use its reasonable best efforts to, as soon as practicable, but in any event within thirty (30) days after the date hereof, file with the Securities and Exchange Commission (the “Commission”), and thereafter use its reasonable best efforts to cause to be declared effective as soon as practicable, an initial registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Shares by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”). Such Shelf Registration Statement shall include the plan of distribution attached hereto as Exhibit B, as may be modified in response to any comments received from the Commission.  Without the prior written consent of the Holders of a majority of the Registrable Shares, no Shelf Registration Statement relating to the offer and sale of Registrable Shares shall register any transaction in any securities of the Company, other than the offer and sale of Registrable Shares by the Holders thereof.  Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Shares in the initial Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Shares by the Holders (a “Rule 415 Limitation”), and/or the Commission informs the Company that certain of the selling stockholders would be deemed to be statutory underwriters, the

Company agrees to promptly use its reasonable best efforts to file amendments to the initial Shelf Registration Statement as required by the Commission and/or withdraw the initial Shelf Registration Statement and file a new registration statement on Form S-1 or such other form available for registration of the Registrable Shares as a secondary offering, in either case covering the maximum number of Registrable Shares permitted to be registered by the Commission and avoid the selling stockholders being deemed to be statutory underwriters; provided, however, that prior to such amendment or subsequent Shelf Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Shares and against the selling stockholders being deemed statutory underwriters in accordance with Commission Guidance, including without limitation, the Compliance and Disclosure Interpretations, “Securities Act Rules” No. 612.09, and the Securities Act.  In the event the Company amends the initial Shelf Registration Statement or files a subsequent Shelf Registration Statement, as the case may be, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by the Commission, Commission Guidance or the Securities Act, on one or more registration statements, those Registrable Shares not included in the initial Shelf Registration Statement as amended or the subsequent Shelf Registration Statement.  The number of Registrable Shares that may be included in each such registration statement shall be allocated among the Holders thereof in proportion (as nearly as practicable) to the number of Registrable Shares owned by each Holder or in such other proportion as is necessary to avoid the selling stockholders being deemed to be statutory underwriters, which reductions shall be applied to the Holders on a pro rata basis based on the total number of Registrable Shares held by such Holders.  Notwithstanding anything herein to the contrary, if the Commission, by written comment, limits the Company’s ability to file, or prohibits or delays the filing of, a Shelf Registration Statement with respect to any or all the Registrable Shares which were not included in the initial Shelf Registration Statement (a “Subsequent Shelf Limitation”), the Company’s compliance with such limitation, prohibition or delay solely to the extent of such limitation, prohibition or delay shall not be a breach or default by the Company under this Agreement and shall not be deemed a failure by the Company to use “reasonable efforts,” “reasonable best efforts” or “best efforts” as set forth above or elsewhere in this Agreement.  Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any.

(b)  The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the earlier of the date on which all PIPE Registrable Shares cease to be Registrable Shares and the second anniversary of the date the Shelf Registration Statement is declared effective (such period being called the “Shelf Registration Period”).  The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes, or fails to take, any action that would directly result in Holders of PIPE Registrable Shares covered thereby not being able to offer and sell such PIPE Registrable Shares during such period, unless such action is required by applicable law or except as provided in Section 2(h).

(c)  Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Shelf Registration Statement (as of the effective date of Shelf Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus or Free Writing Prospectus and any amendment thereof or supplement thereto, as of its date, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to any Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein.

(d)  The Company shall use its reasonable best efforts to cause the Registrable Shares included in the Shelf Registration Statement (i) to be quoted on an OTC Quotation System as soon as practicable after the Shelf Registration Statement is declared effective by the Commission and (ii) if otherwise eligible pursuant to applicable listing requirements, to be listed on a National Securities Exchange as soon as practicable following the Company’s acceptance for quotation on an OTC Quotation System.

2.  Registration Procedures.  In connection with the Shelf Registration contemplated by Section 1 hereof, during the Shelf Registration Period, the following provisions shall apply:

(a)  At the time the Commission declares the Shelf Registration Statement effective, each Holder shall be named as a selling stockholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Shares included in the Shelf Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Shelf Registration Statement is declared effective, any PIPE Holder not named as a selling stockholder in the Shelf Registration Statement at the time of effectiveness may request that the Company amend or supplement the Shelf Registration Statement to include such PIPE Holder as a selling stockholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) five (5) Business Days after such date or (y) five (5) Business Days after the expiration of any Deferral Period (as defined in Section 2(h)) that is either in effect or put into effect within five (5) Business Days of such date:

(i)  if required by applicable law, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the PIPE Holder is named as a selling stockholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such PIPE Holder to deliver such prospectus to purchasers of such PIPE Holder’s Registrable Shares included in the Shelf Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;

(ii)  provide such PIPE Holder copies of any documents filed pursuant to Section 2(a)(i); and

(iii)  notify such PIPE Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(a)(i);

provided, that if the request by such PIPE Holder is delivered during a Deferral Period, the Company shall so inform the PIPE Holder making such request and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with this Section 2(a) and Section 2(h) of this Agreement. Notwithstanding anything contained herein to the contrary, the Amendment Effectiveness Deadline Date shall be extended by five (5) Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date; and provided, further, that in no event shall the Company be required to file pursuant to this Section 2(a) in the case where a post-effective amendment is required, more than one post-effective amendment to the Shelf Registration Statement in any 120-day period.

(b)  The Company shall notify the Holders of the PIPE Registrable Shares included within the coverage of the Shelf Registration Statement (which notice may, at the discretion of the Company (or as required pursuant to Section 2(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 2(h) shall apply):

(i)  when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)  of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

(iii)  of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Shelf Registration Statement not to remain effective; and

(iv)  of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose.

If requested by the Holders Counsel (as defined below), the Company shall deliver to the Holders Counsel, following any notice delivered to the PIPE Holders in connection with any of the events described in Sections 2(b)(i) through (iv), copies of any written correspondence or other documents received by the Company from the Commission or any other regulatory body (including any exchange upon which the Registrable Shares are then traded) relating thereto.

(c)  The Company shall use commercially reasonable efforts to obtain the withdrawal at the earliest possible time of any stop order suspending the effectiveness of the Shelf Registration Statement and the elimination of any other impediment to the continued effectiveness of the Shelf Registration Statement.

(d)  The Company shall promptly furnish to each Holder of PIPE Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, if the PIPE Holder so requests in writing, at least one (1) conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all exhibits thereto (including those, if any, incorporated by reference).

(e)  The Company shall promptly deliver to each Holder of PIPE Registrable Shares included within the coverage of the Shelf Registration Statement, without charge, copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment thereof or supplement thereto and any Free Writing Prospectus used in connection therewith as such PIPE Holder may reasonably request. The Company consents, subject to the provisions of this Agreement and except during such periods that a Deferral Notice is outstanding and has not been revoked, to the use of the prospectus and each amendment or supplement thereto used in connection therewith by each of the selling PIPE Holders in connection with the offering and sale of the PIPE Registrable Shares covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(f)  The Company shall use reasonable efforts to register or qualify, or cooperate with the Holders of the PIPE Registrable Shares included in the Shelf Registration Statement in connection with the registration or qualification of, the resale of the PIPE Registrable Shares under the securities or “blue sky” laws of such states of the United States as any such PIPE Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

(g)  The Company shall, at its sole expense, upon appropriate notice from any Holder of PIPE Registrable Shares stating that Registrable Shares, other than Locked-Up Shares, have been sold pursuant to an effective Shelf Registration Statement, timely prepare and deliver certificates representing the PIPE Registrable Shares to be delivered to a transferee pursuant to the Shelf Registration Statement, which certificates shall be free of any restrictive legends and in such denominations and registered in such names as such PIPE Holder may request.

(h)  Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 7(d) or 7(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which (x) the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (y) any prospectus included in the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the occurrence or existence of any pending corporate development that, in the reasonable judgment of the Company, makes it necessary to suspend the availability of the Shelf Registration Statement and the related prospectus for a period of time, or (iv) the Company’s having filed a document pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that, in the reasonable judgment of the Company, must be included in the Shelf Registration Statement pursuant to a post-effective amendment to the Shelf Registration Statement or supplement to the related prospectus (any such document, an “Exchange Act Report”):

(A)                              in the case of clause (ii) above, subject to clause (C) below, as promptly as practicable, the Company shall prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and related prospectus so that (1) the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (2) such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the next sentence, use reasonable efforts to cause it to be declared effective as promptly as is practicable;

(B)                                in the case of clause (iv) above, subject to clause (C) below, as promptly as practicable, but in no event more than five (5) Business Days, following the Company’s filing of an Exchange Act Report, the Company shall prepare and file, if necessary, pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus incorporating by reference the Exchange Act Report into the Shelf Registration Statement or including within such post-effective amendment or supplement the information contained in the related Exchange Act Report; and

(C)                                the Company shall give notice to the PIPE Holders with respect to the Shelf Registration Statement, that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each PIPE Holder agrees not to sell any Registrable Shares pursuant to the Shelf Registration Statement until such PIPE Holder’s receipt of copies of the supplemented or amended prospectus provided for in clause (A) or (B) above, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

The Company will use its reasonable best efforts to ensure that the use of the prospectus with respect to the Shelf Registration Statement may be resumed (w) in the case of clause (i) above, as promptly as is practicable, (x) in the case of clause (ii) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the material interests of the Company, (y) in the case of clause (iii) above, as soon as, in the reasonable judgment of the Company, such suspension is no longer necessary. Any such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended is referred to as the “Deferral Period.”

(i)  The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

(j)  If requested in writing in connection with a disposition of PIPE Registrable Shares pursuant to the Shelf Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for the PIPE Holders of a majority of the number of such PIPE

Registrable Shares, any broker-dealers, attorneys and accountants retained by such holders, and any attorneys or other agents retained by a broker-dealer engaged by such PIPE Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the PIPE Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus or Free Writing Prospectus referred to in this Agreement) or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the PIPE Holders and the other parties entitled thereto by one legal counsel (“Holders Counsel”) designated by the Holders of a majority of the number of Registrable Shares held by Holders with respect to such Shelf Registration Statement.

(k)  To the extent the Holders designate a Holders Counsel, the Company shall (i) permit such Holders Counsel to review and comment upon (A) the Shelf Registration Statement at least five (5) Business Days prior to its filing with the Commission and (B) all Free Writing Prospectuses and all amendments and supplements to the Shelf Registration Statement within a reasonable number of days, but in any event not less than two (2) Business Days, prior to their filing with the Commission, and (ii) not file the Shelf Registration Statement or amendment thereof or supplement thereto or any Free Writing Prospectus in a form to which such Holders Counsel reasonably objects. The Company shall furnish to any such Holders Counsel, without charge, (x) copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to the Shelf Registration Statement or any document incorporated by reference therein, (y) promptly after the same is prepared and filed with the Commission, one copy of the Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a PIPE Holder, and all exhibits thereto; and (z) promptly upon the effectiveness of the Shelf Registration Statement, one copy of the prospectus included in the Shelf Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with any such Holders Counsel in performing the Company’s obligations pursuant to this Section 2.

(l)  If reasonably requested by a PIPE Holder, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as such PIPE Holder reasonably requests to be included therein relating to the sale and distribution of PIPE Registrable Shares, including, without limitation, information with respect to the number of PIPE Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the PIPE Registrable Shares to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Shelf Registration Statement if reasonably requested by a PIPE Holder holding any PIPE Registrable Shares.

3.  PIPE Holder’s Obligations.  Each PIPE Holder agrees promptly upon written request by the Company to furnish to the Company all information required to be disclosed under Item 507 of Regulation S-K under the Securities Act and any other material information regarding such PIPE Holder and the distribution of such Registrable Shares as the Company may from time to time reasonably request.  It shall be a condition precedent to the obligation of the Company to take any action pursuant to Sections 1 and 2 of this Agreement with respect to the Registrable Shares of any PIPE Holder that such PIPE Holder shall furnish to the Company such information about itself, its Registrable Shares and its intended method of distribution of its Registrable Shares as is reasonably required to effect registration of such PIPE Holder’s Registrable Shares.  In addition, each PIPE Holder hereby agrees that, until such time as the Company’s Common Stock is quoted on an OTC Quotation System or another public trading market otherwise develops, the PIPE Holders may only sell their Registrable Shares pursuant to the Shelf Registration Statement at a fixed price, which price will be set forth in the Shelf Registration Statement.

4.  Registration Expenses.

(a)  All fees and expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 1 and 2 this Agreement will be borne by the Company, regardless of whether the Shelf Registration Statement is ever filed or becomes effective, including without limitation:

(i)  all registration and filing fees and expenses;

(ii)  all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii)  all expenses of printing (including, without limitation, printing certificates and prospectuses), messenger and delivery services and telephone;

(iv)  all fees and disbursements of counsel for the Company;

(v)  all application and filing fees in connection with listing on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(vi)  all fees and disbursements of independent certified public accountants of the Company (including, without limitation, the expenses of any special audit required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

For the avoidance of doubt, all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of the Registrable Shares and fees and disbursements of counsel for any Holder, other than as set forth in Section 4(b) below, shall be borne by the Holders.

(b)  In connection with the filing of the Shelf Registration Statement, the Company will reimburse the Holders of Registrable Shares who are reselling Registrable Shares pursuant to the “Plan of Distribution” contained in the Shelf Registration Statement for the reasonable fees and disbursements of not more than one (1) counsel, which shall be chosen by the Holders of a majority in number of shares of the Registrable Shares for whose benefit the Shelf Registration Statement is being prepared, such amount not to exceed $25,000.

5.  Indemnification.

(a)  The Company agrees to indemnify and hold harmless each PIPE Holder holding PIPE Registrable Shares included within the coverage of the Shelf Registration Statement, the directors, officers, employees, Affiliates and agents of each such PIPE Holder and each person who controls any such PIPE Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “PIPE Holder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each PIPE Holder Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the PIPE Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Shelf Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to such PIPE Holder and furnished to the Company by or on behalf of such PIPE Holder Indemnified Party specifically for inclusion therein; provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (i) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus, prospectus supplement or Free Writing Prospectus (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which the applicable PIPE Holder had been notified in accordance with the terms of this Agreement, (ii) such Updated Disclosure Package was available at the time the PIPE Holder sold PIPE Registrable Shares under the Shelf Registration Statement, (iii) such Updated Disclosure Package was not furnished by the PIPE Holder to the person or entity asserting the loss, liability, claim, damage or liability at or prior to the time such furnishing is required by the Securities Act and (iv) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such PIPE Holder Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any PIPE Holder Indemnified Parties and shall survive the transfer of the PIPE Registrable Shares by any PIPE Holder.

(b)  Each PIPE Holder holding PIPE Registrable Shares covered by the Shelf Registration Statement severally, and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such PIPE Holder and furnished to the Company by or on behalf of such PIPE Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that such PIPE Holder may otherwise have to the Company Indemnified Parties. Notwithstanding any other provision of this Section 5(b), no PIPE Holder shall be required to indemnify or hold harmless any Company Indemnified Party in an amount in excess of the amount by which the net proceeds received by such PIPE Holder from the sale of the PIPE Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such PIPE Holder has otherwise been required to pay by reason of such untrue statement or omission.

(c)  Promptly after receipt by a PIPE Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d)  If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an Indemnified Party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the PIPE Holder or PIPE Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this subsection (d). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if the PIPE Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 5(d), no PIPE Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such PIPE Holder from the sale of the Registrable Shares pursuant to the Shelf Registration Statement exceeds the amount of damages that such PIPE Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)  The agreements contained in this Section 5 shall survive the sale of the PIPE Registrable Shares pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

6.  Information Requirements.  The Company covenants that, if at any time before the end of the applicable Shelf Registration Period, the Company is not subject to the reporting requirements of the Exchange Act, it will take such further action as may be required from time to time to enable the PIPE Holders to sell PIPE Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)) under the Securities Act. Upon the request of any PIPE Holder, the Company shall deliver to such PIPE Holder a written statement as to whether it has complied with such requirements.

7.  Miscellaneous.

(a)  Recapitalizations, Exchanges, Etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the PIPE Registrable Shares, (ii) any and all securities of the Company into which the PIPE Registrable Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of PIPE Registrable Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the PIPE Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(b)  No Inconsistent Agreements.  The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the PIPE Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the PIPE Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c)  Interpretation.  Article, Section and Annex references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including, without limitation.”

(d)  Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the written consent of the Company and the PIPE Holders of a majority in number of then outstanding PIPE Registrable Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of PIPE Holders whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other PIPE Holders may be given by PIPE Holders of at least a majority of the Registrable Shares being sold by such PIPE Holders pursuant to the Shelf Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each PIPE Holder of PIPE Registrable Shares outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 7(d) with respect to such Holder’s PIPE Registrable Shares, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the PIPE Registrable Shares. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise. A copy of each amendment, modification or supplement to this Agreement shall be delivered by the Company to each PIPE Holder.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.

(e)  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the following addresses:

(i)  if to the Company, at its address as follows:

OvaScience, Inc.
215 First Street, Suite 240
Cambridge, MA, 02142
Attn:  Chief Executive Officer

With a copy to:

Wilmer Cutler Pickering Hale and Dorr, LLP
850 Winter Street
Waltham, MA 02451
Attn: Lia Der Marderosian, Esq.
Telephone: (617) 526-6982
Facsimile: (617) 526-5000

(ii)  if to a PIPE Holder, at the most current address shown for such PIPE Holder in the records of the Company or to such other address as the Company or such PIPE Holder may designate in writing.

(f)  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The rights of the PIPE Holders contained in this Agreement shall be automatically transferred to the transferee of any Registrable Shares, provided, that (i) such transfer consists of the lesser of (A) at least 500 Registrable Shares or (B) 100% of the Registrable Shares purchased by such PIPE Holder pursuant to the Subscription Agreement; (ii) such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of this Agreement as though an original party hereto; (iii) the Company is, within a reasonable time after such transfer, furnished with written notice of (a) the name and address of such transferee, and (b) the securities with respect to which such registration rights are being transferred; (iv) immediately following such transfer the further disposition of such securities by the transferee is restricted under the Securities Act or applicable state securities laws if so required; and (v) such transfer shall have been conducted in accordance with all applicable federal and state securities laws. All of the obligations of the Company hereunder shall survive any such transfer.

Neither this Agreement nor any of the rights or duties of the Company set forth herein shall be assigned by the Company, in whole or in part, without having first received the written consent of the PIPE Holders of a majority of the then outstanding PIPE Registrable Shares.

(g)  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

(h)  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

(j)  Submission to Jurisdiction.  The parties to this Agreement (i) irrevocably submit to the exclusive jurisdiction of any state or federal courts located in New York County, New York in connection with any disputes arising out of or relating to this Agreement and (ii) waive any claim of improper venue or any claim that those courts are an inconvenient forum. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7(e) or in such other manner as may be permitted by applicable laws, shall be valid and sufficient service thereof.

(k)  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any applicable law, or due to any public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the extent possible.

(l)  Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein, superseding all prior agreements and understandings among the parties with respect to such subject matter.

(m)  Further Assurances.  Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(n)  Termination.  This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except that the obligations arising under Sections 4, 5 and 7 shall remain in effect in accordance with their terms.

(o)  Securities Held by the Company.  Whenever the consent or approval of PIPE Holders of a specified number of Registrable Shares or PIPE Registrable Shares is required hereunder, shares of Common Stock held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the PIPE Holders of such required percentage.

(p)  Independent Nature of Obligations.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The failure or waiver of performance under this Agreement by any Investor shall not excuse performance by any other Investor. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

(q)  Definitions.  The following terms shall have the following meanings:

“Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144(a)(1) of the Securities Act, of such person.

“Agreement” shall have the meaning set forth in the recitals hereto.

“Amendment Effectiveness Deadline Date” shall have the meaning set forth in Section 2(a)(i).

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in the State of New York are required or authorized to close.

“Commission” shall have the meaning set forth in Section 1(a).

“Common Stock” shall have the meaning set forth in the recitals hereto.

“Company” shall have the meaning set forth in the recitals hereto.

“Company Indemnified Party” shall have the meaning set forth in Section 5(b).

“Deferral Notice” shall have the meaning set forth in Section 2(h)(C).

“Deferral Period” shall have the meaning set forth in Section 2(h).

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Report” shall have the meaning set forth in Section 2(h).

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holder” means a holder of record of Registrable Shares.

“Holders Counsel” shall have the meaning set forth in Section 2(j).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Investor” shall have the meaning set forth in the recitals hereto.

“Material Event” shall have the meaning set forth in Section 2(h).

“National Securities Exchange” means a national securities exchange, including, for example, the NASDAQ Capital Market and the NASDAQ Global Market.

“OTC Quotation System” means an inter-dealer quotation system such as the OTC Bulletin Board or OTC Markets.

“Person” means any individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

“PIPE Holder” means a holder of record of PIPE Registrable Shares.

“PIPE Holder Indemnified Party” shall have the meaning set forth in Section 5(a).

“PIPE Registrable Shares” means Registrable Shares acquired pursuant to the Subscription Agreement and Registrable Shares issued as a dividend, or other distribution with respect to or in exchange for such shares until such date that all such Registrable Shares (i) have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, (ii) have been disposed of pursuant to Rule 144 under the Securities Act or (iii) may be resold pursuant to Rule 144 or another similar exemption under the Securities Act.

“Registrable Shares” means (A) each share of Common Stock acquired by a PIPE Holder pursuant to a Subscription Agreement, (B) each share of Common Stock issued upon conversion of the Company’s Series B Preferred Stock issued and sold pursuant to the Series B Preferred Stock Purchase Agreement, and (C) any stock of the Company issued as a dividend, or other distribution with respect to or in exchange for, the Common Stock referred to in clause (A) or (B) above; until the date on which all of the Registrable Shares then owned by such Holder (i) have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, (ii) have been disposed of pursuant to Rule 144 under the Securities Act or (iii) may be resold pursuant to Rule 144 or another similar exemption under the Securities Act.

“Rule 415 Limitation” shall have the meaning set forth in Section 1(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share..

“Series B Preferred Stock Purchase Agreement” means the Series B Preferred Stock Purchase Agreement dated as of March 29, 2012 by and among the Company and the parties named therein.

“Shelf Registration” shall have the meaning set forth in Section 1(a).

“Shelf Registration Period” shall have the meaning set forth in Section 1(b).

“Shelf Registration Statement” shall have the meaning set forth in Section 1(a).

“Subscription Agreement” shall have the meaning set forth in the recitals hereto.

“Subsequent Shelf Limitation” shall have the meaning set forth in Section 1(a).

“Updated Disclosure Package” shall have the meaning set forth in Section 5(a).

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE CORPORATION:

OVASCIENCE, INC.

By:	/s/ Michelle Dipp
Name:	Michelle Dipp
Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

Exhibit A

Investors

Carmine Adimando

Alexandria Equities, LLC

Stephen W. Arent

Barclay Armitage

Hugh H. Arnold

James P. Ashman

David E. Aspnes & Cynthia J. Ball JTWROS

Thomas G. Auchincloss, Jr.

John Babich

Douglas P. Baker

Timothy J. Barberich

Ronald Baruch

BB Trust

Marc D. Beer

Daniel Beney

Jonathan Ben-Horin

Reny Benjamin

Binder Trust Dated July 15, 2003

Michelle Black

Winston Black

Blackwell Partners, LLC

Keith A. Blakely

Christopher Boies

Mary Boies

Karin Bolte

Kenneth Bolte

Michael Bolte

Benjamin R. Bowen

J. Michael Bowman

F. Alger Boyer

G. Alexandra Boyer

Gillian Boyer

David A. Burkons

Harry Bushong

David H. Carnahan

Gay H. Carnahan

Trevor Castor

Audrey Casty

Nicole Casty

Ronald G. Casty

CD-Venture GmbH

Gina M. Cella

John W. Chambers

Chasson Group, Inc.

Ex. A - 1

Chord Advisors, LLC

Charlotte Cohen

Thomas W. Colbert

Joshua Constantin

William W. Crossman

Nicholas S. Cucinelli

Edward M. Cupoli

Todd A. Dagres

Mark D’Angelo & Margaret M. D’Angelo JTWROS

The Daryl R. Schaller Revocable Trust Dated 6/12/97 Amended

D. Frank Davis

Aaron Davis

Walter T. Dec

Allen M. Demby

Robert E. Dettle

David A. and I. Michelle Diehl

David H. Donabedian

David W. Driver

Collin D’Silva

Josh Dubin

Nancy Dubin

George Dubin

Rachel Appel Dubin

George Eldridge

Gary D. Elliston

Gerry J. Elman

George O. Elston

The Entrust Group FBO Robert Forrester IRA #57-00673

Douglas M. Fambrough

Timothy Feldman

Jonathan J. Fleming

Bryant Edwin Fong

Marvin Fong

Freund/Grais Revocable Trust u/a/d March 29, 2005

Ashley Friedman

Michael & Deborah Friend

James R. Fugitte

Paul Derek Gardner

Edward Garmey

Joseph C. and Jennifer J. Garone

Dorit Phyllis Gary

Aaron Christopher Gathmann

Jeffrey S. Gerson

Robert Gillespie

Lawrence Goodman

Jerome Gotkin

Ex. A - 2

Dhesha S.K. Govender

Daniel Grau

Barry E. Greene

Steven and Sylvia Greene

William F. Griffin, Jr.

Annette Grimaldi

Rachel Halpern

David H. Halpert

Mark T. Hamann

Bradley A. Haneberg

Harry Crows Trust UTD 07/02/1985 Harry Crows Trustee

Hartzmark & Co., Inc.

Hartzmark Investment, LLC

Lisa Spieler Herman & Michael Herman

Joseph Hernandez

William C. Hicks

Stephen J. Hoffman

Mina Hsiang

Marc E. Jaffe

Kellie and Cary Jankowski

The Jeffrey N. Novack 2011 Irrevocable Trust

James Kaye Johnson

George R. Kinney

Donald S. Kittredge

Arthur Klausner

Marc Kozin

Robert Kristal

Martin William Laney

Charles Lawrence

Christopher M. Lazos

Yoori Lee

Abhijeet Lele

Keith R. Leonard, Jr.

William H. Lewis

Thomas John and Joy Licata

Dr. Stanley Liebowitz

Howard Lifshitz

Lincoln Vector Fund LP

Bradley M. Lindenbaum

Philip H. Lippel

Orlando Mancini

Jill and Chris Manning

Brian K. Mantarian

John Maraganore

Michael A. Margolis

Joseph H. McCall

Ex. A - 3

Kevin C. McDonough

MCK Corporation

John A. McNealey

John S. McPhee Jr.

MDA Financial, Inc.

Diana Mead

Hudson Mead

Richard Melnick

Irena Melnikova

Michael J. D’Angelo Restated & Amended Revocable Trust UAD 9/23/1992

The Milic Family Trust

Bridget Millar

Barbara Miller

Marvin D. Miller

Jeffrey O. Milman

Milton J.H. Knabusch, Trustee of the Milton J.H. Knabusch Trust dated 3/22/75

Alan Mindel

Ken D. Mindell

David R. Moore

Annette M. Morrill

Michael E. Morrill & Annette Morrill JTTIC

Mukesh K. Jain Rev. Trust DTD 2/25/09, Mukesh K. Jain, Trustee

Steven K. Nelson

Stuart A. Nelson

Edward L. Nerenberg

Ekaterina Neuwirth

Cedric C. Newberry

Edward B. Newman

Nikrey Investment Group, LLC

Oleg Nodelman

Sara Elizabeth Novack

Lois Olechny

José A. Olivares

Eric Olson

Ronald R. Olson

Gilbert S. Omenn

Shelly M. O’Neill

Michael J. O’Rourke

Isabelle H. Ostrow

Christopher B. Paisley

Christopher M. Palatucci

Richard Pallan

Robert Parente

Susan M. Parente

John J. Park and Donna L. Park, JTWROS

Sanj Patel c/o Abbey Road Investments

Ex. A - 4

Thomas D. Paul

Peter C. Aldrich Revocable Trust dtd 8/2/1984

Alice Laura Fox Peterson

Wyeth Peterson

Bary W. Pollack

Ralph Polterman IRA

Laura Ann Pontin

RA Capital Healthcare Fund, LP

Dwijadas Raha

Randolph C. Metcalfe Living Trust

Marvin Ray Raskin

Romawattie Rattan

Shashi Rattan

Kenneth M. Reichle, Jr.

Effie C. Reilly

James S. Reilly

Lawrence E. Rice

James Richman

James Riederer

J. Fred Riley

Diego Rivas

Robert A. Britton & Carleen S. Britton Settlors and Trustees Britton Joint Revocable Trust U/A DTD 6/1/99

Linda Rockett

Ronald G. Casty Family Foundation

Thomas Ronnholm

Rose Valley Partners

Andrew S. Rosen

Theodore D Roth

Karl Rozak

Ruff Enterprises, Inc.

James A. Ruffalo & Margaret M. Ruffalo JTWROS

David Schechter

Stephen D. Scrobe

Mordechai Segal

Joseph E. Seringer

Kellie L. Seringer

Parag I. Shah

Sierra Kathleen Steel Trust of January 1, 2005

David Silverman

Michael T. Smith

John W. Smither and Noretha V. Smither TTEES of the Smither Family Trust U/A 3/1/94

Lisa Vaughn Spellman

Gregg A. Spieler

Jay M. Spieler and Lucie Spieler

Steel Family Revocable Trust Dated June 5, 2002

Ex. A - 5

Peter Steiger

Steuben Investment Company II, L.P.

Peter Stewart

Katherine Jane Stewart

Gerald Streigel

Nancy Stuart

Michael J. Sullivan

L. Eric Swann

Christopher Swenson

James B. Tananbaum

Josephine G. Thayer

Kim H. Tietz

TJTC Investments, a partnership

Todd A. Dagres 1999 Revocable Trust

Roger D. Tung

James J. Urstadt

Hespen Uzcan

John F. Vacha

Joseph VanCook

Andrew Wahl & Gloria Wahl JT WROS

Stephen Weathers

Barry Weaving

George H. Weyerhaeuser, Jr.

Geoffrey G. Whitehead

Jeffrey M. Wiesen

Leon Max Wilson

Ex. A - 6

Exhibit B

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling stockholders may only sell their shares of our common stock pursuant to this prospectus at a fixed price of $5.50 per share until such time as our common stock is quoted on the OTCBB or another public trading market for our common stock otherwise develops.  At and after such time, these dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of

Ex. B - 1

common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it

Ex. B - 2

may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of the second anniversary of the date the registration statement is declared effective by the SEC and such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or Rule 144 of the Securities Act or may be resold pursuant to Rule 144 or another similar exemption under the Securities Act.

Ex. B - 3